Segment Information	12 Months Ended
Jun. 30, 2020
Segment Reporting [Abstract]
SEGMENT INFORMATION

NOTE 17 – SEGMENT INFORMATION

Operating segments are reported in a manner consistent with the internal reporting provided to the management for decision making. Management has identified three operating segments which are installation and maintenance, housekeeping and senior care services. Operations for senior care services began in August 2019. The Group started generating revenue from this new segment in August 2019. These operating segments are monitored and strategic decisions are made on the basis of segmental profit margins. Segment profit is defined as net sales reduced by cost of revenue and other related operating expenses. The results are shown as follows for the years ended June 30, 2020, 2019 and 2018:

Revenue	2020	2019	2018
Installation and Maintenance	$32,435,217	$40,644,254	$42,206,282
Housekeeping	11,704,899	10,505,072	3,603,940
Senior care services	2,060,833	-	-
Total	$46,200,949	$51,149,326	$45,810,222

Gross Profit	2020	2019	2018
Installation and Maintenance	$12,950,290	$16,941,937	$17,847,563
Housekeeping	2,802,926	2,436,063	916,297
Senior care services	346,661	-	-
Total	$16,099,877	$19,378,000	$18,763,860

Current Assets	2020	2019	2018
Installation and Maintenance	$-	$-	$-
Housekeeping	-	-	-
Senior care services	-	-	-
Unallocated current assets	28,700,552	25,407,391	18,670,394
Total	28,700,552	25,407,391	$18,670,394

Non-current Assets	2020	2019	2018
Installation and Maintenance	$-	$-	$-
Housekeeping	-	-	-
Senior care services	6,304,720	6,602,005	-
Unallocated non-current assets	5,943,919	5,244,708	8,022,725
Total	12,248,639	$11,846,713	$8,022,725

On account of the Group’s business model, assets, operating expense, profit or loss, liabilities and other material items could not be separated into each operating segment. As the Group’s long-lived assets and revenue are substantially located in and derived from the PRC, no geographical segments are presented.